UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 28, 2013

Item 1. REPORT TO SHAREHOLDERS

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 28, 2013

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

This report is submitted for the general information of shareholders of the Funds. For more detailed information about the Funds, its officers and trustees, fees, expenses and other pertinent information please see the prospectus of the Funds.

This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or Fund") for the six months ended June 28, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. With improving job and home building numbers as well as good corporate earnings, the broader market (S&P 500) returned 5.18% in January. February market returns while positive were not as strong, registering a gain of 1.36%, as investors became slightly hesitant with automatic spending cuts set to kick in on March 1. As it turned out, the automatic spending cuts kicked in with little immediate influence on the market. With the economy on stable footing the market returned 3.75% in March and 10.61% for the quarter.

In the first quarter the market hit all time highs in both the Dow and the S&P 500. The consumer staples, health care, and utilities sectors drove the market, while the information technology and materials sectors lagged. Energy performed relatively inline with the broader market. Retail investors returned to the market in higher yielding, lower beta names, which offered less volatility and steady income.

The S&P 500 returned 1.93% in April and 2.34% in May building on the strong performance from the first quarter and once again set fresh all time highs in both the Dow and S&P 500. The Federal Reserve continued its $85 billion per month asset purchase program and the economy sustained its steady albeit slow growth. The continued improvement in the labor market, along with seasonally adjusted auto sales near pre-recession levels and consumer sentiment at near six year highs also supported the rally. The market hit a speed bump in mid-June, ending the month down 1.34%, as the Chairman of the Federal Reserve hinted at tapering asset purchases. This sent equity markets lower and interest rates higher as the market absorbed the news. The market recovered some of the losses as the GDP growth rate was revised down in late June leading investors to believe the Fed tapering may not be date certain.

The market returned 2.91% during the second quarter driven by cyclical sectors such as consumer discretionary and financials, while the materials and utilities sectors weighed on the market. Investors moved away from high yield equities in the second quarter as interest rates on the 10 year Treasury rose making them less attractive. As the economy continues to gain traction, this shift towards more growth orientated cyclical sectors should continue.

In the month of June, there were 187 active drilling rigs in North Dakota, a 26 rig decline year over year. Drilling rigs are continuing to become more efficient, with drilling times and spud-to-production times declining. This is allowing companies to drill more wells with less rigs. The spring brought difficult conditions for the oil patch as it was one of the wettest on record. Heavy rainfall led to reduced activity as moving equipment became more difficult and several counties in the heart of the oil activity enforced strict load restrictions. Heading into the summer months, it is anticipated that activity will pick up as weather improves and capital expenditures are becoming more weighted towards the second half of 2013. For the month of May, North Dakota oil production was 810,129 barrels a day, a 25.74% increase over May 2012.

Over the six month period, net assets increased by $58,979,132 to $556,184,665. Exposure to the engineering & construction industry, which increased from 0% to 8.56% of net assets over the six month period, included purchases in KBR Inc., Chicago Bridge & Iron, Fluor Corp, and Chart Industries. The largest purchase in a single holding was in Pioneer Natural Resources. The largest sales over the first half of 2013 included Oil States International, Valero Energy Corp., and Agrium Inc.

Refineries were the worst performing industry for the Fund in the second quarter losing an average of 14.38%. However, this was on the heels of being the best performing industry for the Fund in the first quarter of 2013, gaining on average greater than 30%, at which time the portfolio held a greater weighting of net assets. Regulations of gasoline sulfur content, a severe increase in the costs of Renewable Identification Numbers (RINs), and a decrease in the Brent-WTI differential all contributed to the underperformance of refineries in the second quarter. Outside of refineries, performance within the other industries was relatively mixed. The acquisition of Lufkin Industries by General Electric was the most significant positive attribution to the Fund, as shares of Lufkin traded up over 30% during the quarter. The next best performers for the second quarter were two recent purchases in the Fund, Chart Industries and Pioneer Natural Resources which gained 17.60% and 16.50%, respectively.

North American energy development has continued to be a driving force for American business and commerce. We believe this will lead to considerable interest towards investing in the oil & gas shale revolution. Currently, we view the exploration & production industry as the most attractive industry within the energy sector, as the companies within that industry are seeing higher price realizations on crude oil and decreasing operating costs. Outside of energy specific industries, stocks in ancillary industries are gaining in favor, specifically engineering & construction companies levered to the build out of liquefied natural gas (LNG) facilities, petrochemical facilities, gas-to-liquids processing plants, and fertilizer plants.

The Fund turned in a gain for the first half of 2013 of 10.50%* compared to a 14.06% return for the benchmark Russell 3000 and a 9.22% return for the Dow Jones U.S. Oil & Gas Index for the same period.

We expect to see continued drilling for oil and gas and continued progress toward energy independence for North America. Growth potential has and should continue to spread to ancillary businesses where we expect additional investment opportunities for the Fund.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.43%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without sales charge	Williston Basin/Mid-North America Stock Fund with maximum sales charge	Russell 3000 Index
12/31/02	$10,000	$9,503	$10,000
12/31/03	$13,034	$12,386	$13,106
12/31/04	$14,605	$13,878	$14,671
12/30/05	$16,439	$15,494	$15,569
12/29/06	$17,566	$16,692	$18,016
12/31/07	$17,405	$16,539	$18,942
12/31/08	$14,036	$13,338	$11,875
12/31/09	$16,745	$15,912	$15,241
12/31/10	$24,688	$23,460	$17,821
12/30/11	$25,932	$24,642	$18,004
12/31/12	$25,979	$24,687	$20,959
6/28/13	$28,707	$27,278	$23,906

Average Annual Total Returns for the periods ending June 28, 2013

	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	27.66%	20.62%	10.17%	9.94%	8.72%
With sales charge (5.00%)	21.21%	18.57%	9.02%	9.37%	8.33%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the six months ended June 28, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. With improving job and home building numbers as well as good corporate earnings, the broader market (S&P 500) returned 5.18% in January. February market returns while positive were not as strong, registering a gain of 1.36%, as investors became slightly hesitant with automatic spending cuts set to kick in on March 1. As it turned out, the automatic spending cuts kicked in with little immediate influence on the market. With the economy on stable footing the market returned 3.75% in March and 10.61% for the quarter.

In the first quarter the market hit all time highs in both the Dow and the S&P 500. The consumer staples, health care, and utilities sectors drove the market, while the information technology and materials sectors lagged. Retail investors returned to the market in higher yielding, lower beta names, which offered less volatility and steady income.

The S&P 500 returned 1.93% in April and 2.34% in May building on the strong performance from the first quarter and once again set fresh all time highs in both the Dow and S&P 500. The Federal Reserve continued its $85 billion per month asset purchase program and the economy sustained its steady albeit slow growth. The continued improvement in the labor market along with seasonally adjusted auto sales near pre-recession levels and consumer sentiment at near six year highs also supported the rally. The market hit a speed bump in mid-June, ending the month down 1.34%, as the Chairman of the Federal Reserve hinted at tapering asset purchases. This sent equity markets lower and interest rates higher as the market absorbed the news. The market recovered some of the losses as the GDP growth rate was revised down in late June leading investors to believe the Fed tapering may not be date certain.

The market returned 2.91% during the second quarter driven by cyclical sectors such as consumer discretionary and financials, while the materials and utilities sectors weighed on the market. Investors moved away from high yield equities in the second quarter as interest rates on the 10 year Treasury rose making them less attractive.

The Fund returned 11.74%* for the six months ended June 28, 2013 while the S&P 500 gained 13.82% and the Morningstar Large-Cap Value Category average was up 14.94%. Key contributions to the relative performance of the Fund included an underweight allocation in the information technology sector and selection in the utilities sector. Detracting from relative performance was stock selection in the energy sector and an overweight allocation in the financials sector.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. In addition, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. Due to the Fund's investment objective and strategy it is somewhat likely (although not certain) that the Fund's returns will usually be less volatile than the market as a whole. That is, the Fund may appreciate less when the market is rising and decline less when the market is falling.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.70%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.24%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
6/28/13	$11,494	$10,915	$11,735

Average Annual Total Returns for the periods ending June 28, 2013

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	14.19%	N/A	N/A	N/A	12.75%
With sales charge (5.00%)	8.45%	N/A	N/A	N/A	7.84%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the six months ended June 28, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Following a deal to avert the fiscal cliff in the first couple days of the year, the market went into rally mode as investors turned their attention to market fundamentals and a modestly growing economy. With improving job and home building numbers as well as good corporate earnings, the broader market (S&P 500) returned 5.18% in January. February market returns while positive were not as strong, registering a gain of 1.36%, as investors became slightly hesitant with automatic spending cuts set to kick in on March 1. As it turned out, the automatic spending cuts kicked in with little immediate influence on the market. With the economy on stable footing the market returned 3.75% in March and 10.61% for the quarter.

In the first quarter the market hit all time highs in both the Dow and the S&P 500. The consumer staples, health care, and utilities sectors drove the market, while the information technology and materials sectors lagged. Retail investors returned to the market in higher yielding, lower beta names, which offered less volatility and steady income.

The S&P 500 returned 1.93% in April and 2.34% in May building on the strong performance from the first quarter and once again set fresh all time highs in both the Dow and S&P 500. The Federal Reserve continued its $85 billion per month asset purchase program and the economy sustained its steady albeit slow growth. The continued improvement in the labor market along with seasonally adjusted auto sales near pre-recession levels and consumer sentiment at near six year highs also supported the rally. The market hit a speed bump in mid-June, ending the month down 1.34%, as the Chairman of the Federal Reserve hinted at tapering asset purchases. This sent equity markets lower and interest rates higher as the market absorbed the news. The market recovered some of the losses as the GDP growth rate was revised down in late June leading investors to believe the Fed tapering may not be date certain.

The market returned 2.91% during the second quarter driven by cyclical sectors such as consumer discretionary and financials, while the materials and utilities sectors weighed on the market. Investors moved away from high yield equities in the second quarter as interest rates on the 10 year Treasury rose making them less attractive.

The Fund returned 10.35%* for the six months ended June 28, 2013 while the S&P 500 gained 13.82% and the Morningstar Large-Cap Growth Category average was up 11.05%. Key contributions to the relative performance of the Fund included stock selection in the consumer staples and financials sectors. Detracting from relative performance was stock selection in the information technology and industrials sectors.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies that the investment adviser believes offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.84%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/02	$10,000	$9,500	$10,000
12/31/03	$12,397	$11,778	$12,868
12/31/04	$13,872	$13,179	$14,269
12/30/05	$15,165	$14,407	$14,970
12/29/06	$17,446	$16,575	$17,334
12/31/07	$18,836	$17,895	$18,286
12/31/08	$13,740	$13,053	$11,521
12/31/09	$15,601	$14,821	$14,570
12/31/10	$18,282	$17,369	$16,764
12/30/11	$18,654	$17,722	$17,118
12/31/12	$21,199	$20,140	$19,858
6/28/13	$23,394	$22,225	$22,603

Average Annual Total Returns for the periods ending June 28, 2013

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	21.26%	17.82%	4.70%	8.24%	8.27%
With sales charge (5.00%)	15.19%	15.82%	3.63%	7.69%	7.97%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the six months ended June 28, 2013. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

Following the few strong final weeks of 2012, optimism descended over the markets and positive momentum carried into 2013 for risk assets. The overriding concerns during 2012 (e.g., a Eurozone break-up, China hard landing, the U.S. fiscal cliff) faded from the forefront with the accommodative actions taken by central banks. Although February was a bit uneven with a mid-month bout of volatility followed by increased macro concerns later in the month, high-yield bonds remained resilient and produced strong performance for the first four months of the year. Investors' desire for yield and positive fundamentals were driving interest in the asset class. Early in the second quarter, high-yield bonds benefitted from the combination of the rally in equities coupled with the drop in Treasury yields, which effectively drove corporate bond yields to historically low levels. After bottoming at record lows in early May, bond yields began to rise following the significant sell-off in Treasuries. Volatility in the high-yield market continued into June with sharply higher yields and lower prices, record retail outflows and equity/Treasury volatility. Negative monthly returns for high-yield assets in May and June contributed to the negative second-quarter performance. Despite the recent negative attention on high-yield bonds, the asset class still managed to outperform Treasuries, investment-grade bonds and emerging market bonds for the year-to-date period. High-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Index) ultimately ended the six-month period at exactly the same level (539 basis points [bps]) on an option-adjusted basis. At June 30, however, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Bond Index was 6.66%, 53 bps wider for the period.

Within the asset class, lower-quality credits outperformed their higher-rated counterparts for the trailing six-month period. Despite a noticeable deceleration of new issuance in June amidst the broader market volatility, capital market activity year-to-date was robust and year-to-date volumes were fourth-largest annual total on record. Net mutual fund flows were significantly negative year to date and largely the result of the record-setting outflows in June. The trailing 12-month par-weighted default rate decreased from 1.26% at December 31 to 1.09% at June 30 and remains well below the long-term average of 4%.

Portfolio Performance and Positioning

For the six months through June 30, the Integrity High Income Fund returned 0.74%* (A Class Shares, net of fees) and 0.37%* (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 1.42%, and the Merrill Lynch High Yield Master II Constrained Index, which returned 1.50%. The Portfolio underperformed its benchmark (on a net-of-fees basis) during the period due to security selection in the telecommunications, financials and supermarkets sectors. The largest detractors came from relative weightings in Sprint Nextel, DISH DBS Corporation, New Albertson's, Weyerhaeuser and Clear Channel Communications. Alternatively, relative contributions from security selection in the natural gas, technology and independent energy sectors benefited performance for the year-to-date period. Specifically, relative weightings in Marina District Finance, Texas Competitive Electric Holdings, First Data Corporation, Reichhold Industries and Accellent enhanced results.

Compared to the benchmark at June 30, the Fund was overweight in healthcare, technology and consumer products due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, financials and oil field services because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

Corporate balance sheets remain healthy and supportive of the high-yield market. Companies continue to refinance at lower rates and extend debt maturity profiles. We expect modest economic growth in the U.S. and positive growth globally. Although high yield has shown low or negative correlation with rates historically, given the tighter spread levels and low absolute yields, high yield is currently more positively correlated. Given the backup in yields and spreads, we see more value in the market today. The global desire for yield and the still-low expectation for defaults provide a solid outlook for outperformance for high yield versus other fixed income asset classes. We have discussed a potential for higher volatility given low growth and the very low risk-free rates. In this environment, we will continue to utilize our bottom-up security selection process to capitalize on dislocation in value.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.67% for Class A and 2.42% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.28% for Class A and 2.06% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077
12/31/12	$16,241	$15,557	$20,935
6/28/13	$16,361	$15,672	$21,233

Average Annual Total Returns for the periods ending June 28, 2013

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	7.89%	9.64%	8.46%	N/A	5.52%
Class A With sales charge (4.25%)	3.32%	8.05%	7.53%	N/A	5.02%
Class C Without CDSC	7.09%	8.86%	7.65%	N/A	4.70%
Class C With CDSC (1.00%)	6.09%	8.86%	7.65%	N/A	4.70%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 28, 2013 (unaudited)

Energy	68.7%
Industrials	16.0%
Materials	8.0%
Utilities	5.2%
Cash Equivalents and Other	2.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 28, 2013 (unaudited)

	Shares	Fair Value

COMMON STOCK (97.9%)

Energy (68.7%)
*Atwood Oceanics	227,000	$11,815,350
*Basic Energy Svcs	267,105	3,229,299
*C&J Energy Services Inc	491,000	9,510,670
*Cameron International Corp	378,000	23,118,480
*Continental Resources Inc	258,000	22,203,480
*Diamondback Energy	95,000	3,165,400
*Dresser-Rand Group Inc	280,000	16,794,400
EOG Resources Inc	87,000	11,456,160
Enbridge Inc	178,000	7,488,460
FMC Technologies, Inc.	50,000	2,784,000
Halliburton Company	597,000	24,906,840
Helmerich & Payne Inc	158,000	9,867,100
HollyFrontier Corp	247,000	10,566,660
Kinder Morgan Inc	419,000	15,984,850
*Kodiak Oil & Gas Corp	2,265,000	20,135,850
Lufkin Industries Inc	165,000	14,597,550
National Oilwell Varco Inc	397,500	27,387,750
*Oasis Petroleum	516,000	20,056,920
Occidental Petroleum Corp	76,000	6,781,480
Phillips 66	147,000	8,659,770
Pioneer Natural Resources	150,000	21,712,500
*Sanchez Energy Corp	246,000	5,648,160
Schlumberger Ltd	169,000	12,110,540
*Superior Energy Services	576,000	14,941,440
Tesoro Corp	85,000	4,447,200
*Triangle Petroleum Corp	1,025,000	7,185,250
Valero Energy Corp	75,000	2,607,750
*Whiting Petroleum Corp	323,000	14,887,070
Williams Companies Inc	356,000	11,559,320
Ensco Plc	182,000	10,577,840
*Weatherford International Ltd	430,000	5,891,000
		382,078,539
Industrials (16.0%)
Canadian Pacific Railway LTD	90,000	10,924,200
Caterpillar Inc	66,000	5,444,340
*Chart Industries Inc	106,000	9,973,540
Chicago Bridge & Iron	195,000	11,633,700
Fluor Corp	179,000	10,616,490
KBR Inc	474,000	15,405,000
Trinity Industries Inc	332,000	12,762,080
Union Pacific Corp	79,000	12,188,120
		88,947,470
Materials (8.0%)
CF Industries Holdings Inc	19,000	3,258,500
Monsanto Company	105,000	10,374,000
Mosaic Company	177,000	9,524,370
PotashCorp	270,000	10,295,100
Silica Holdings Inc	373,000	7,750,940
*Lyondellbasell Indu Class A	50,000	3,313,000
		44,515,910
Utilities (5.2%)
MDU Resources Group Inc	789,000	20,442,990
ONEOK Inc	202,000	8,344,620
		28,787,610

TOTAL COMMON STOCKS (COST: $511,955,935)		$544,329,529

SHORT-TERM SECURITIES (4.0%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.027% (COST: $22,236,850)	22,236,850	$22,236,850

TOTAL INVESTMENTS IN SECURITIES (COST: $534,192,785) (101.9%)		$566,566,379
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.9%)		(10,381,714)

NET ASSETS (100.0%)		$556,184,665

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 28, 2013

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 28, 2013 (unaudited)

Consumer Staples	23.9%
Utilities	16.0%
Energy	10.6%
Health Care	9.1%
Consumer Discretionary	8.4%
Financials	6.3%
Telecommunication Services	5.4%
Industrials	5.4%
Information Technology	5.4%
Materials	4.8%
Cash Equivalents and Other	4.7%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 28, 2013 (unaudited)

	Shares	Fair Value
COMMON STOCK (95.3%)

Consumer Discretionary (8.4%)
Home Depot, Inc.	750	$58,102
Leggett & Platt Inc	8,700	270,483
McDonalds Corp	6,200	613,800
Target Corp	1,000	68,860
		1,011,245
Consumer Staples (23.9%)
Altria Group Inc	16,300	570,337
Clorox Co/The	3,200	266,048
Coca-Cola Co/The	8,500	340,935
Kimberly-Clark Corp	5,000	485,700
Lorillard Inc	5,100	222,768
PepsiCo Inc	5,200	425,308
Procter & Gamble Co/The	7,400	569,726
		2,880,822
Energy (10.6%)
Chevron Corp	3,500	414,190
HollyFrontier Corp	4,600	196,788
Kinder Morgan Inc	3,900	148,785
Occidental Petroleum Corp	3,600	321,228
Williams Companies Inc	6,000	194,820
		1,275,811
Financials (6.3%)
Aflac, Inc	2,500	145,300
Cincinnati Financial Corp	4,800	220,320
Mercury General Corp	3,900	171,444
Wells Fargo & Company	5,200	214,604
		751,668
Health Care (9.1%)
Cardinal Health	5,000	236,000
Johnson & Johnson	7,200	618,192
Merck & Co Inc	5,200	241,540
		1,095,732
Industrials (5.4%)
Emerson Electric Co	7,900	430,866
General Electric Co	9,500	220,305
		651,171
Information Technology (5.4%)
Apple Inc	420	166,354
Automatic Data Processing, Inc	3,000	206,580
Intel Corp	5,500	133,210
Microsoft Corp	4,300	148,479
		654,623
Materials (4.8%)
Air Products & Chemical	3,800	347,966
Dow Chemical Co/The	7,300	234,841
		582,807
Telecommunication Services (5.4%)
AT&T Inc	13,500	477,900
Verizon Communications Inc	3,500	176,190
		654,090
Utilities (16.0%)
Alliant Energy Corp	4,200	211,764
Black Hills Corp	3,000	146,250
Consolidated Edison Inc	5,000	291,550
Duke Energy Corp	2,150	145,125
MDU Resources Group Inc	18,300	474,153
PPL Corp	7,500	226,950
Southern Company	5,000	220,650
Vectren Corp	6,200	209,746
		1,926,188

TOTAL COMMON STOCKS (COST: $10,908,269)		$11,484,157

SHORT-TERM SECURITIES (3.4%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.027% (COST: $404,761)	404,761	$404,761

TOTAL INVESTMENTS IN SECURITIES (COST: $11,313,030) (98.7%)		$11,888,918
OTHER ASSETS LESS LIABILITIES (1.3%)		158,682

NET ASSETS (100.0%)		$12,047,600

^	Variable rate security; rate shown represents rate as of June 28, 2013

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 28, 2013 (unaudited)

Information Technology	15.6%
Consumer Discretionary	14.4%
Financials	13.0%
Energy	11.6%
Health Care	10.4%
Industrials	9.9%
Consumer Staples	7.9%
Cash Equivalents and Other	6.6%
Materials	4.7%
Utilities	3.2%
Telecommunication Services	2.7%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 28, 2013 (unaudited)

	Shares	Fair Value
COMMON STOCK (93.4%)

Consumer Discretionary (14.4%)
DR Horton Inc	19,100	$406,448
Ford Motor Co	45,500	703,885
Home Depot Inc	5,000	387,350
Lennar Corp	9,700	349,588
Lowe's Companies Inc	9,000	368,100
McDonalds Corp	9,000	891,000
Target Corp	5,600	385,616
Walt Disney Company	12,000	757,800
		4,249,787
Consumer Staples (7.9%)
General Mills Inc	8,500	412,505
Mondelez International Inc	29,000	827,370
PepsiCo Inc	4,500	368,055
Whole Foods Market In	14,000	720,720
		2,328,650
Energy (11.6%)
Anadarko Petroleum	3,300	283,569
*Continental Resources Inc	4,400	378,664
Halliburton Company	14,400	600,768
*Kodiak Oil & Gas Corp	55,000	488,950
National Oilwell Varco Inc	10,100	695,890
Phillips 66	5,000	294,550
Pioneer Natural Resources	4,700	680,325
		3,422,716
Financials (13.0%)
Aflac Inc	3,800	220,856
BlackRock Inc	2,700	693,495
Citigroup Inc	12,000	575,640
PNC Financial Services Group Inc	7,000	510,440
*Realogy Holdings Corp	8,000	384,320
Wells Fargo & Company	35,000	1,444,450
		3,829,201
Health Care (10.4%)
*Intuitive Surgical	500	253,290
Johnson & Johnson	8,500	729,810
Merck & Co Inc	18,000	836,100
St Jude Medical Inc	14,000	638,820
Thermo Fisher Scientific Inc	7,200	609,336
		3,067,356
Industrials (9.9%)
Caterpillar Inc	6,000	494,940
*Chart Industries Inc	5,000	470,450
Stanley Black & Decker Inc	4,000	309,200
Trinity Industries Inc	10,600	407,464
Triumph Group Inc	8,000	633,200
Union Pacific Corp	4,000	617,120
		2,932,374
Information Technology (15.6%)
Apple Inc	2,800	1,109,024
*Cognizant Technology Solutions Corp	10,500	657,405
EMC Corp	24,000	566,880
Intel Corp	37,000	896,140
Oracle Corp	20,200	620,544
Qualcomm Inc	8,400	513,072
*Super Micro Computer Inc	25,000	266,000
		4,629,065
Materials (4.7%)
Lyondellbasell Indu Class A	13,700	907,762
Mosaic Company	9,200	495,052
		1,402,814
Telecommunication Services (2.7%)
AT&T Inc	12,000	424,800
Verizon Communications Inc	7,700	387,618
		812,418
Utilities (3.2%)
MDU Resources Group Inc	36,500	945,715

TOTAL COMMON STOCKS (COST: $24,858,099)		$27,620,096

SHORT-TERM SECURITIES (6.5%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.027% (COST: $1,922,588)	1,922,588	$1,922,588

TOTAL INVESTMENTS IN SECURITIES (COST: $26,780,687) (99.9%)		$29,542,684
OTHER ASSETS LESS LIABILITIES (0.1%)		23,845

NET ASSETS (100.0%)		$29,566,529

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 28, 2013

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 28, 2013 (unaudited)

Consumer Discretionary	24.5%
Industrials	11.9%
Telecommunication Services	9.7%
Health Care	9.2%
Energy	9.2%
Financials	9.2%
Information Technology	8.0%
Materials	6.4%
Consumer Staples	5.3%
Cash Equivalents and Other	5.0%
Utilities	1.6%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 28, 2013 (unaudited)

	Principal Amount	Fair Value

CORPORATE BONDS (95.0%)

Consumer Discretionary (24.5%)
AMC Entertainment Inc 8.750% 6/1/19	$45,000	$48,150
AMC Entertainment Holdings 9.750% 12/1/20	135,000	152,888
313 Group, Inc. - 144A 6.375% 12/1/19	60,000	57,000
Academy Ltd -144A 9.250% 8/1/19	70,000	77,525
Allison Transmission Inc - 144A 7.125% 5/15/19	125,000	132,188
American Axle & MFG Inc 7.750% 11/15/19	25,000	27,500
American Axle & MFG Inc 6.250% 3/15/21	35,000	35,569
American Tire Dist Inc 9.750% 6/1/17	60,000	63,300
BC Mountain LLC - 144A 7.000% 2/1/21	10,000	10,200
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	200,000	212,000
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	60,000	65,250
CCO Holdings LLC/Cap Corp - 144A 5.250% 3/15/21	40,000	39,400
CSC Holdings LLC 8.625% 2/15/19	105,000	121,275
Cablevision Systems Corp 8.625% 9/15/17	30,000	34,050
*Caesars Entertainment 8.500% 2/15/20	155,000	146,088
Caesars Operating Escrow - 144A 9.000% 2/15/20	175,000	166,688
Caesars Operating Escrow - 144A 9.000% 2/15/20	90,000	85,725
*Chrysler GP/CG CO-Issuer 8.000% 6/15/19	200,000	218,250
Cinemark USA Inc 7.375% 6/15/21	60,000	65,100
Cinemark USA Inc - 144A 4.875% 6/1/23	45,000	43,200
Citycenter Holdings/Fin 7.625% 1/15/16	105,000	110,775
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	176,000
Claire's Stores Inc - 144A 7.750% 6/1/20	15,000	14,513
Clear Channel Communication 9.000% 3/1/21	180,000	171,000
Clear Channel Worldwide 7.625% 3/15/20	5,000	5,150
Clear Channel Worldwide 7.625% 3/15/20	75,000	77,625
Clear Channel Worldwide - 144A 6.500% 11/15/22	95,000	97,375
Clear Channel Worldwide - 144A 6.500% 11/15/22	265,000	272,950
Constellation Brands Inc 3.750% 5/1/21	25,000	23,406
Dana Holding Corp 6.500% 2/15/19	55,000	58,506
*Dish DBS Corp 7.875% 9/1/19	385,000	431,200
Dish DBS Corp 6.750% 6/1/21	115,000	122,188
Dish DBS Corp 5.875% 7/15/22	70,000	71,050
Dish DBS Corp - 144A 5.125% 5/1/20	45,000	44,100
Easton-Bell Sports Inc 9.750% 12/1/16	185,000	198,183
Ford Motor Credit Co LLC 5.000% 5/15/18	75,000	79,982
General Motors Finl Co - 144A 2.750% 5/15/16	35,000	34,431
General Motors Finl Co - 144A 3.250% 5/15/18	15,000	14,588
General Motors Finl Co - 144A 4.250% 5/15/23	35,000	32,594
GXS Worldwide Inc 9.750% 6/15/15	20,000	20,375
GWR Operating Partnership 10.875% 4/1/17	75,000	81,938
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	52,425
Goodyear Tire & Rubber Corp 8.250% 8/15/20	95,000	104,025
Goodyear Tire & Rubber 6.500% 3/1/21	45,000	45,788
Gymboree Corp 9.125% 12/1/18	100,000	94,000
HD Supply Inc 8.125% 4/15/19	120,000	131,400
HD Supply Inc 11.000% 4/15/20	60,000	69,900
HD Supply Inc 11.500% 7/15/20	75,000	87,000
Hanesbrands Inc 8.000% 12/15/16	35,000	37,188
Hanesbrands Inc 6.375% 12/15/20	75,000	79,969
Harrahs Operating Co Inc 11.250% 6/1/17	180,000	187,425
Harrahs Operating Co Inc 10.000% 12/15/18	60,000	36,000
Hertz Corp 5.875% 10/15/20	55,000	56,650
Hughes Satellite Systems Corp 6.500% 6/15/19	70,000	74,200
Interactive Data Corp 10.250% 8/1/18	107,000	118,235
Inventiv Health Inc - 144A 10.000% 8/15/18	35,000	29,050
Inventiv Health Inc - 144A 10.000% 8/15/18	50,000	41,500
Inventiv Health Inc - 144A 9.000% 1/15/18	75,000	78,375
Isle of Capri Casinos 5.875% 3/15/21	100,000	95,500
Chinos Acquistion Corp 8.125% 3/1/19	95,000	99,750
Jarden Corp 7.500% 1/15/20	100,000	107,000
JC Penney Corp 5.750% 2/15/18	5,000	4,388
Libbey Glass Inc 6.875% 5/15/20	54,000	56,498
Limited Brands Inc 6.625% 4/1/21	100,000	108,625
Lynx I Corp - 144A 5.375% 4/15/21	200,000	201,000
MGM Mirage Inc 8.625% 2/1/19	285,000	322,050
MGM Mirage Inc 6.625% 12/15/21	50,000	51,563
Marina District Fin 9.875% 8/15/18	170,000	176,800
Michaels Stores Inc 7.750% 11/1/18	150,000	160,500
MGM Mirage Inc 7.750% 3/15/22	40,000	43,450
MGM Mirage Inc 6.750% 10/1/20	125,000	129,375
Nexstar Broadcasting, Inc - 144A 6.875% 11/15/20	60,000	61,800
Nexstar/Mission Broadcast 8.875% 4/15/17	60,000	64,200
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	64,675
PC Merger Sub Inc - 144A 8.875% 8/1/20	135,000	144,788
JC Penney Corp 6.375% 10/15/36	65,000	50,700
JC Penney Corp 7.950% 4/1/17	30,000	28,875
Petco Animal Supplies - 144A 9.250% 12/1/18	90,000	96,975
Polymer Group Inc 7.750% 2/1/19	95,000	98,800
Quebecor Media 7.750% 3/15/16	114,000	115,853
Quebecor Media 5.750% 1/15/23	70,000	68,250
RSI Home Products Inc - 144A 6.875% 3/1/18	20,000	20,450
Radio Systems Corp - 144A 8.375% 11/1/19	80,000	85,200
Sabre Inc - 144A 8.500% 5/15/19	195,000	207,675
Sally Holdings 6.875% 11/15/19	75,000	80,438
Sally Holdings 5.750% 6/1/22	50,000	50,750
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	200,000	203,500
Service Corp Intl 6.750% 4/1/16	20,000	21,475
Service Corp Intl 7.625% 10/1/18	25,000	28,500
Service Corp Intl 7.500% 4/1/27	95,000	103,788
Service Corp Intl 7.000% 5/15/19	60,000	63,450
(4)Service Corp Intl - 144A 5.375% 1/15/22	10,000	9,975
Servicemaster Company 7.000% 8/15/20	90,000	85,388
Stewart Enterprises 6.500% 4/15/19	35,000	37,100
Tempur Pedic Internation 6.875% 12/15/20	40,000	42,200
Uncle Acquistion 2010 8.625% 2/15/19	120,000	122,400
Vail Resorts Inc 6.500% 5/1/19	165,000	172,838
Visteon Corp 6.750% 4/15/19	119,000	125,248
Wolverine World Wide - 144A 6.125% 10/15/20	10,000	10,325
Zayo Escrow Corp 8.125% 1/1/20	30,000	32,550
		9,117,070
Consumer Staples (5.3%)
B&G Foods Inc 4.625% 6/1/21	25,000	23,875
Bumble Bee Acquisition - 144A 9.000% 12/15/17	134,000	142,375
Central Garden & Pet Co 8.250% 3/1/18	175,000	177,187
Chiquita Brands Intl - 144A 7.875% 2/1/21	30,000	31,425
Del Monte Corp 7.625% 2/15/19	225,000	231,187
Michael Foods Inc 9.750% 7/15/18	115,000	125,925
Post Holdings Inc 7.375% 2/15/22	120,000	128,400
Reynolds GRP ISS/Reynold 9.875% 8/15/19	200,000	214,000
*Reynolds GRP ISS/Reynold 9.000% 4/15/19	400,000	413,000
Reynolds Group 5.750% 10/15/20	145,000	146,087
Rite Aid Corp 9.250% 3/15/20	90,000	99,337
(4)Rite Aid Corp - 144A 6.750% 6/15/21	10,000	9,825
Spectrum Brands Inc 9.500% 6/15/18	125,000	136,875
Spectrum Brands Hldgs 6.750% 3/15/20	40,000	42,150
Spectrum Brands Escrow Corp - 144A 6.375% 11/15/20	25,000	26,187
Spectrum Brands Escrow Corp - 144A 6.625% 11/15/22	25,000	26,187
		1,974,022
Energy (9.2%)
Access Midstream Partner 4.875% 5/15/23	60,000	55,650
Arch Coal Inc 8.750% 8/1/16	25,000	25,000
Arch Coal Inc 7.000% 6/15/19	40,000	33,300
Arch Coal Inc 7.250% 6/15/21	105,000	85,050
Berry Petroleum Co 6.375% 9/15/22	45,000	44,831
Breitburn Energy Partner 8.625% 10/15/20	75,000	79,500
Breitburn Energy Partner 7.875% 4/15/22	75,000	76,500
Chesapeake Energy Corp 6.625% 8/15/20	115,000	123,625
Chesapeake Midstream PT 6.125% 7/15/22	45,000	45,562
Continental Resources 5.000% 9/15/22	70,000	71,225
Crosstex Energy LP 8.875% 2/15/18	165,000	174,900
Denbury Resources Inc 8.250% 2/15/20	95,000	102,600
EP Ener/Everest Acq Fin 7.750% 9/1/22	75,000	80,250
EV Energy Partners 8.000% 4/15/19	135,000	136,350
Eagle Rock Energy Partners 8.375% 6/1/19	55,000	55,963
Eagle Midco Inc - 144A 9.000% 6/15/18	35,000	34,125
El Paso Corporation 7.250% 6/1/18	80,000	88,618
Forest Oil Corp 7.250% 6/15/19	100,000	94,000
Halcon Resources Corp 8.875% 5/15/21	135,000	130,950
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	45,000	46,350
James River Escrow Inc 7.875% 4/1/19	40,000	17,800
Kodiak Oil & Gas Corp 8.125% 12/1/19	100,000	108,500
Kodiak Oil & Gas Corp - 144A 5.500% 1/15/21	25,000	24,375
Legacy Reserves/Finance - 144A 8.000% 12/1/20	70,000	72,275
Legacy Reserves/Finance - 144A 6.625% 12/1/21	35,000	33,687
Linn Energy LLC 7.750% 2/1/21	150,000	150,375
Linn Energy LLC - 144A 6.250% 11/1/19	125,000	119,063
Meg Energy Corp 6.375% 1/30/23	50,000	48,500
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	73,875
Mem Prod Part LP/Fin Corp - 144A 7.625% 5/1/21	50,000	49,250
Midstates Petro Inc - 144A 10.750% 10/1/20	50,000	50,250
Midstates Petro Inc - 144A 9.250% 6/1/21	45,000	42,300
Peabody Energy Corp 6.000% 11/15/18	75,000	75,187
Peabody Energy Corp 6.250% 11/15/21	30,000	28,950
Plains Exploration & Production 6.500% 11/15/20	175,000	185,536
Plains Exploration & Production 6.875% 2/15/23	85,000	90,942
QR Energy LP/QRE Finance 9.250% 8/1/20	70,000	71,925
Regency Energy Partners 5.500% 4/15/23	50,000	49,250
Sabine Pass Liquefaction - 144A 5.625% 2/1/21	100,000	97,000
Sandridge Energy Inc 7.500% 3/15/21	55,000	52,525
Sandridge Energy Inc 8.125% 10/15/22	35,000	34,650
Sandridge Energy Inc 7.500% 2/15/23	30,000	28,500
Tervita Corp - 144A 8.000% 11/15/18	70,000	70,350
Tesoro Corp - 144A 5.875% 10/1/20	60,000	59,100
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	84,000
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	85,000	87,125
WPX Energy Inc 6.000% 1/15/22	25,000	25,250
		3,414,889
Financials (9.2%)
*Ally Financial Inc 6.250% 12/1/17	340,000	363,722
Ally Financial Inc 5.500% 2/15/17	160,000	167,170
Ally Financial Inc 4.625% 6/26/15	80,000	82,002
Avaya Inc - 144A 7.000% 4/1/19	115,000	103,787
Avaya Inc 10.500% 3/1/21	40,165	30,425
*(3)Bank of America Corp 8.000% 12/29/49	165,000	183,769
Cit Group Inc 5.250% 3/15/18	120,000	123,300
Cit Group Inc 5.000% 5/15/17	60,000	61,275
Cit Group Inc 4.250% 8/15/17	110,000	110,550
CNH Capital LLC 6.250% 11/1/16	55,000	58,575
CNH Capital LLC 3.875% 11/1/15	30,000	30,150
Claires Stores Inc 8.875% 3/15/19	75,000	78,750
Geo Group Inc 6.625% 2/15/21	65,000	68,250
Hawk Acquisition Sub Inc - 144A 4.250% 10/15/20	130,000	124,312
Intl Lease Fin Corp 8.625% 9/15/15	50,000	54,750
*Intl Lease Fin Corp 8.750% 3/15/17	255,000	284,006
Intl Lease Fin Corp 6.250% 5/15/19	65,000	66,787
Intl Lease Fin Corp 5.750% 5/15/16	15,000	15,415
Intl Lease Fin Corp 5.875% 4/1/19	200,000	202,000
Jack Cooper Holdings Corp - 144A 9.250% 6/1/20	55,000	55,000
Nuveen Investments Inc - 144A 9.500% 10/15/20	95,000	94,525
Realogy Corp - 144A 7.875% 2/15/19	120,000	126,600
Realogy Corp - 144A 7.625% 1/15/20	70,000	75,775
Rentech NIT Part/Finance - 144A 6.500% 4/15/21	45,000	44,550
Samson Investment Company - 144A 9.750% 2/15/20	70,000	73,763
Schaeffler Finance BV - 144A 8.500% 2/15/19	200,000	223,000
UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	310,500
(4)VPII Escrow Corp 7.500% 7/15/21	75,000	77,625
Watco Cos LLC/Finance Co 6.375% 4/1/23	45,000	44,775
WMG Acquisition Corp 11.500% 10/1/18	40,000	45,800
WMG Acquisition Corp - 144A 6.000% 1/15/21	36,000	36,630
		3,417,538
Health Care (9.2%)
Accellent Inc 8.375% 2/1/17	85,000	87,975
Accellent Inc 10.000% 11/1/17	100,000	92,000
Alere Inc - 144A 6.500% 6/15/20	25,000	24,250
Biomet Inc 6.500% 8/1/20	190,000	195,819
CHS/Community Health Sys 5.125% 8/15/18	50,000	50,750
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	150,000	148,125
DJO Fin LLC/DJO Fin Corp 8.750% 3/15/18	45,000	48,600
DJO Fin LLC/DJO Fin Corp 9.875% 4/15/18	20,000	20,900
Davita Inc 6.375% 11/1/18	25,000	26,094
Davita Inc 6.625% 11/1/20	70,000	74,200
Davita Inc 5.750% 8/15/22	10,000	9,975
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	31,200
HCA Inc 8.000% 10/1/18	15,000	17,231
HCA Inc 6.500% 2/15/20	90,000	97,369
*HCA Inc 7.500% 2/15/22	455,000	503,912
*HCA Holdings Inc 7.750% 5/15/21	260,000	280,800
HCA Holdings Inc 6.250% 2/15/21	65,000	66,300
Healthsouth Corp 8.125% 2/15/20	65,000	70,362
Healthsouth Corp 7.750% 9/15/22	54,000	57,510
Healthsouth Corp 5.750% 11/1/24	25,000	24,313
Health Management Assoc 6.125% 4/15/16	105,000	112,875
Health Management Assoc 7.375% 1/15/20	50,000	54,813
Hologic Inc 6.250% 8/1/20	105,000	108,872
IMS Health Inc - 144A 6.000% 11/1/20	90,000	91,575
Radiation Therapy Service 9.875% 4/15/17	100,000	61,000
Radiation Therapy Service 8.875% 1/15/17	60,000	56,400
(2)Surgical Care Affiliates - 144A 8.875% 7/15/15	208,726	208,726
Tenet Healthcare Corp 8.000% 8/1/20	260,000	268,775
Tenet Healthcare Corp - 144A 4.750% 6/1/20	135,000	130,106
Tenet Healthcare Corp 6.750% 2/1/20	30,000	29,100
USPI Finance Corp 9.000% 4/1/20	90,000	97,200
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	110,000	112,200
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	85,000	85,106
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	105,000	106,575
		3,451,008
Industrials (11.9%)
Acco Brands Corp 6.750% 4/30/20	30,000	30,188
ADS Waste Holdings - 144A 8.250% 10/1/20	80,000	81,600
Aircastle Ltd 9.750% 8/1/18	80,000	87,600
Aircastle Ltd 6.750% 4/15/17	20,000	21,000
Aircastle Ltd 7.625% 4/15/20	40,000	44,000
Amsted Industries - 144A 8.125% 3/15/18	105,000	110,775
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	41,700
Associated Materials Inc 9.125% 11/1/17	65,000	68,250
Avis Budget Car Rental 8.250% 1/15/19	125,000	135,938
Avis Budget Car Rental - 144A 4.875% 11/15/17	35,000	35,175
Avis Budget Car Rental - 144A 5.500% 4/1/23	95,000	91,675
Belden Inc - 144A 5.500% 9/1/22	105,000	103,163
Bombardier Inc - 144A 7.750% 3/15/20	45,000	49,950
Bombardier Inc - 144A 6.125% 1/15/23	80,000	79,400
Building Materials Corp - 144A 6.875% 8/15/18	20,000	21,100
Building Materials Corp - 144A 6.750% 5/1/21	60,000	63,750
CDW LLC/CDW Finance 8.500% 4/1/19	215,000	231,125
CEVA Group Plc - 144A 8.375% 12/1/17	150,000	147,000
Case New Holland Inc 7.875% 12/1/17	55,000	62,288
Chesapeake Energy Corp 5.750% 3/15/23	20,000	20,250
Clean Harbors Inc 5.250% 8/1/20	85,000	86,275
Corrections Corp of America - 144A 4.125% 4/1/20	40,000	39,100
Corrections Corp of America - 144A 4.625% 5/1/23	25,000	24,500
Energy Future/EFIH Finan 10.000% 12/1/20	22,000	24,090
Energy Future/EFIH Finan - 144A 6.875% 8/15/17	20,000	20,300
FGI Operating Co LLC - 144A 7.875% 5/1/20	70,000	72,450
Geo Group Inc 7.750% 10/15/17	110,000	114,950
GenCorp, Inc. - 144A 7.125% 3/15/21	120,000	124,200
General Cable Corp - 144A 5.750% 10/1/22	60,000	59,400
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	119,169
Griffon Corp 7.125% 4/1/18	75,000	78,563
H&E Equipment Services 7.000% 9/1/22	80,000	83,400
Hertz Corp 7.500% 10/15/18	150,000	160,875
Hillman Group Inc 10.875% 6/1/18	90,000	97,425
Hillman Group Inc - 144A 10.875% 6/1/18	15,000	16,237
Interline Brands Inc 7.500% 11/15/18	70,000	73,500
(2)Interline Brands Inc 10.000% 11/15/18	30,000	32,250
Manitowoc Company Inc 8.500% 11/1/20	120,000	130,800
Mueller Water Products 8.750% 9/1/20	40,000	43,600
NXP BV/NXP Funding LLC - 144A 9.750% 8/1/18	100,000	111,875
NXP BV/NXP Funding LLC 5.750% 2/15/21	200,000	202,500
Oshkosh Corp 8.250% 3/1/17	65,000	69,225
Oshkosh Corp 8.500% 3/1/20	65,000	70,281
Ply Gem Industriers 8.250% 2/15/18	18,000	19,170
RBS Global & Rexnord Corp 8.500% 5/1/18	120,000	127,500
RHP Hotel PPTY - 144A 5.000% 4/15/21	30,000	29,100
RSC Equipment Rent/RSC Holdings 8.250% 2/1/21	100,000	109,500
Sensata Technologies - 144A 6.500% 5/15/19	155,000	166,625
Terex Corp 6.500% 4/1/20	65,000	66,300
Terex Corp 6.000% 5/15/21	115,000	114,712
Titan International Inc 7.875% 10/1/17	20,000	21,000
Trinseo Op / Fin - 144A 8.750% 2/1/19	95,000	90,725
Triumph Group Inc - 144A 4.875% 4/1/21	60,000	59,700
United Rentals North Am 9.250% 12/15/19	100,000	110,250
United Rentals North Am 8.375% 9/15/20	30,000	32,475
UR Financing Escrow Corp 7.625% 4/15/22	30,000	32,475
UR Financing Escrow Corp 7.375% 5/15/20	80,000	85,400
		4,445,824
Information Technology (8.0%)
Amkor Technologies Inc 7.375% 5/1/18	60,000	62,400
Amkor Technologies Inc - 144A 6.375% 10/1/22	35,000	34,300
Anixter Inc 5.625% 5/1/19	40,000	41,400
Aspect Software Inc 10.625% 5/15/17	65,000	65,162
Audatex North America Inc 6.750% 6/15/18	75,000	78,750
(4)Audatex North America Inc - 144A 6.000% 6/15/21	50,000	49,875
Commscope Inc - 144A 8.250% 1/15/19	115,000	122,762
Epicor Software Corp 8.625% 5/1/19	110,000	112,750
First Data Corp - 144A 8.875% 8/15/20	110,000	119,900
First Data Corp - 144A 8.250% 1/15/21	35,000	35,700
(2)First Data Corp - 144A 8.750% 1/15/22	328,000	337,020
First Data Corp 12.625% 1/15/21	212,000	224,190
First Data Corp - 144A 7.375% 6/15/19	35,000	35,962
First Data Corp - 144A 6.750% 11/1/20	145,000	147,537
Freescale Semiconductor - 144A 10.125% 3/15/18	23,000	24,898
Freescale Semiconductor - 144A 9.250% 4/15/18	105,000	113,137
Infor US Inc 11.500% 7/15/18	55,000	62,287
Infor US Inc 9.375% 4/1/19	105,000	113,794
Kinetics Concept/KCI USA 10.500% 11/1/18	195,000	209,625
Alcatel-Lucent USA Inc 6.450% 3/15/29	180,000	136,350
SunEdison Inc 7.750% 4/1/19	95,000	90,012
MagnaChip Semiconductor 10.500% 4/15/18	125,000	135,000
Mantech International 7.250% 4/15/18	85,000	88,400
McGraw-Hill Global ED - 144A 9.750% 4/1/21	40,000	40,900
SSI Invest II/Co-Issr LLC 11.125% 6/1/18	100,000	109,625
Sinclair Television Group - 144A 9.250% 11/1/17	85,000	90,100
Sinclair Television Group 8.375% 10/15/18	30,000	32,250
Sinclair Television Group - 144A 6.125% 10/1/22	40,000	40,000
Sungard Data Systems Inc 7.375% 11/15/18	90,000	94,950
Sungard Data Systems Inc - 144A 6.625% 11/1/19	100,000	100,500
Sungard Data Systems Inc 7.625% 11/15/20	25,000	26,500
		2,976,036
Materials (6.4%)
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	213,250
Ashland Inc - 144A 3.875% 4/15/18	55,000	54,450
Ashland Inc - 144A 4.750% 8/15/22	35,000	34,650
Atkore International Inc 9.875% 1/1/18	85,000	90,100
(2)Boe Intermediate Hldng Co - 144A 9.000% 11/1/17	30,000	28,800
(2)Boe Merger Corp - 144A 9.500% 11/1/17	35,000	35,700
Bway Holding Co 10.000% 6/15/18	100,000	109,500
FMG Resources - 144A 6.875% 2/1/18	125,000	123,437
FMG Resources - 144A 8.250% 11/1/19	90,000	92,700
Hexion US Finance Corp 6.625% 4/15/20	55,000	54,862
Hexion US Finance Corp - 144A 6.625% 4/15/20	80,000	79,800
Hexion Us Fin/Nova Scoti 8.875% 2/1/18	100,000	102,000
Hexion US Fin/Nova Scoti 9.000% 11/15/20	55,000	52,525
Huntsman International LLC 8.625% 3/15/20	35,000	38,062
Huntsman International LLC 8.625% 3/15/21	50,000	54,875
Huntsman International LLC 4.875% 11/15/20	65,000	64,187
Ineos Finance PLC - 144A 8.375% 2/15/19	200,000	218,500
Noranda Aluminium Acquisition - 144A 11.000% 6/1/19	40,000	38,000
Novelis Inc 8.375% 12/15/17	80,000	84,800
Novelis Inc 8.750% 12/15/20	25,000	26,812
Packaging Dynamics Corp - 144A 8.750% 2/1/16	75,000	75,750
Polyone Corp 7.375% 9/15/20	60,000	64,800
Polypore International 7.500% 11/15/17	100,000	104,250
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	35,875
(2)Reichhold Industries Inc - 144A 11.000% 5/8/17	158,123	119,383
Rockwood Specialities Group 4.625% 10/15/20	45,000	45,225
Scotts Miracle-Gro Co 7.250% 1/15/18	55,000	57,750
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	26,500
Sealed Air Corp - 144A 8.375% 9/15/21	75,000	84,750
Sealed Air Corp - 144A 6.500% 12/1/20	35,000	36,925
Tekni-Plex Inc - 144A 9.750% 6/1/19	48,000	51,000
Vulcan Materials 7.500% 6/15/21	80,000	89,600
		2,388,818
Telecommunication Services (9.7%)
Block Communications Inc - 144A 7.250% 2/1/20	65,000	68,250
Centurylink Inc 5.800% 3/15/22	210,000	206,850
Centurylink Inc 5.625% 4/1/20	50,000	50,500
Crown Castle Intl Corp 5.250% 1/15/23	80,000	76,800
Cogent Communications - 144A 8.375% 2/15/18	60,000	65,400
Everest Acq LLC 9.375% 5/1/20	140,000	158,200
Everest Acq LLC 6.875% 5/1/19	60,000	64,200
GCI Inc 8.625% 11/15/19	80,000	82,000
GCI Inc 6.750% 6/1/21	40,000	37,400
(2)IPCS Inc 3.524% 5/1/14	77,001	77,001
Intelsat Jackson Holdings 7.250% 10/15/20	300,000	315,000
Intelsat Jackson Holdings 7.500% 4/1/21	40,000	42,000
Intelsat Jackson Holdings - 144A 6.625% 12/15/22	90,000	87,300
Intelsat Luxembourg Holdings - 144A 7.750% 6/1/21	130,000	131,300
Intelsat Luxembourg Holdings - 144A 8.125% 6/1/23	60,000	61,950
Level 3 Financing Inc 9.375% 4/1/19	45,000	48,600
Level 3 Financing Inc 8.625% 7/15/20	85,000	90,525
Level 3 Financing Inc 8.125% 7/1/19	85,000	89,250
Level 3 Communications 11.875% 2/1/19	50,000	56,625
Metropcs Wireless Inc 7.875% 9/1/18	60,000	63,900
Metropcs Wireless Inc - 144A 6.250% 4/1/21	50,000	50,875
Metropcs Wireless Inc - 144A 6.625% 4/1/23	50,000	50,875
NII International Telecom Sa - 144A 7.875% 8/15/19	35,000	33,162
Paetec Corp 9.875% 12/1/18	100,000	110,500
SBA Telecommunications 8.250% 8/15/19	39,000	42,217
Sinclair Television Group - 144A 5.375% 4/1/21	95,000	91,200
Sirius XM Radio INC - 144A 4.250% 5/15/20	20,000	18,800
*Sprint Capital Corp 8.750% 3/15/32	570,000	627,000
Sprint Capital Corp - 144A 9.000% 11/15/18	220,000	257,400
Wind Acquisition Fin SA - 144A 7.250% 2/15/18	200,000	201,500
Windstream Corp 8.125% 9/1/18	40,000	42,600
Windstream Corp 7.750% 10/1/21	140,000	144,900
Windstream Corp 7.500% 4/1/23	35,000	35,525
Windstream Corp 6.375% 8/1/23	60,000	56,100
		3,635,705
Utilities (1.6%)
AES Corp 8.000% 10/15/17	8,000	9,000
AES Corp 8.000% 6/1/20	30,000	34,200
AES Corp 4.875% 5/15/23	20,000	18,650
Calpine Corp - 144A 7.250% 10/15/17	27,000	28,147
Calpine Corp - 144A 7.875% 7/31/20	27,000	29,295
Calpine Corp - 144A 7.500% 2/15/21	113,000	120,627
Calpine Corp - 144A 7.875% 1/15/23	22,000	23,650
Energy Future Holdings - 144A 10.000% 12/1/20	110,000	120,175
NRG Energy Inc 8.250% 9/1/20	15,000	16,162
NRG Energy Inc 7.625% 1/15/18	160,000	171,200
NRG Energy Inc 7.875% 5/15/21	20,000	21,350
		592,456

TOTAL CORPORATE BONDS (COST: $34,561,701)		$35,413,366

ESCROW RIGHTS (0.0%)	Shares
(1) GCB US Oncology Inc (COST: $0)	205,000	$7,175

SHORT-TERM SECURITIES (3.9%)
(3) Wells Fargo Advantage Cash Investment Money Market 0.027% (COST: $1,453,974)	1,453,974	$1,453,974

TOTAL INVESTMENTS IN SECURITIES (COST: $36,015,675) (98.9%)		$36,874,515
OTHER ASSETS LESS LIABILITIES (1.1%)		397,045

NET ASSETS (100.0%)		$37,271,560

(1)	Non-income producing security.

(2)	Interest or dividend is paid-in-kind, when applicable.

(3)	Variable rate security. The rates for these securities are as of June 28, 2013.

(4)	When issued purchase.

144A -	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid. These securities amount to $11,260,361, representing 30.2% of net assets.

*	Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 28, 2013 (unaudited)

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
ASSETS
Investments in securities, at value (cost: $534,192,785, $11,313,030, $26,780,687, and $36,015,675, respectively)	$566,566,379	$11,888,918	$29,542,684	$36,874,515
Cash	12,645	5,000	0	0
Security sales receivable	1,267,469	99,839	0	28,393
Receivable for Fund shares sold	7,016,370	115,657	28,449	25
Accrued dividends receivable	498,880	36,960	27,546	30
Accrued interest receivable	400	9	18	678,740
Receivable due from manager	1,073	0	0	0
Prepaid expenses	40,958	8,622	5,906	11,094
Total assets	$575,404,174	$12,155,005	$29,604,603	$37,592,797

LIABILITIES
Payable for securities purchased	$16,712,845	$88,794	$0	$192,032
Payable for Fund shares redeemed	1,678,211	0	0	38,436
Dividends payable	0	8,736	0	47,230
Trustees' fees payable	17,677	274	946	1,251
Payable to affiliates	719,631	4,792	30,466	36,008
Accrued expenses	91,145	4,809	6,662	6,280
Total liabilities	$19,219,509	$107,405	$38,074	$321,237

NET ASSETS	$556,184,665	$12,047,600	$29,566,529	$37,271,560

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$513,689,812	$11,451,350	$24,588,645	$83,388,753
Accumulated undistributed net realized gain (loss) on investments	11,012,120	20,362	2,184,306	(46,976,033)
Accumulated undistributed net investment income (loss)	(890,861)	0	31,581	0
Unrealized appreciation (depreciation) on investments	32,373,594	575,888	2,761,997	858,840

NET ASSETS	$556,184,665	$12,047,600	$29,566,529	$37,271,560

Net Assets–Class A	$556,184,665	$12,047,600	$29,566,529	$29,051,447
Net Assets–Class C1	-	-	-	$8,220,113
Shares outstanding–Class A	92,713,254	1,092,083	625,998	3,712,937
Shares outstanding–Class C1	-	-	-	1,048,292
Net asset value per share–Class A2	$6.00	$11.03	$47.23	$7.82
Net asset value per share–Class C1,2	-	-	-	$7.84
Public offering price per share–Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$6.32	$11.61	$49.72	$8.17

[1]	Only the High Income Fund currently offers Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the six months ended June 28, 2013 (unaudited)

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INVESTMENT INCOME
Interest	$9,094	$103	$576	$1,283,640
Dividends (net of foreign withholding taxes of $62,395, $718, $2,412, and $0, respectively	2,977,315	175,759	246,484	0
Total investment income	$2,986,409	$175,862	$247,060	$1,283,640

EXPENSES
Investment advisory fees	$1,361,417	$33,078	$145,282	$162,345
Distribution (12b-1) fees–Class A	1,361,417	11,026	36,321	37,094
Distribution (12b-1) fees–Class C1	-	-	-	42,406
Transfer agent fees	438,092	7,939	26,154	29,706
Administrative service fees	375,724	18,041	32,206	44,539
Professional fees	41,261	1,585	3,473	3,999
Reports to shareholders	52,223	403	3,707	1,548
License, fees, and registrations	44,272	7,453	5,783	9,671
Audit fees	19,379	337	1,022	1,365
Trustees' fees	17,677	274	946	1,251
Transfer agent out-of-pockets	103,184	915	7,455	3,446
Custodian fees	32,489	2,474	3,096	6,954
Legal fees	24,806	392	1,321	1,752
Insurance expense	5,329	16	317	372
Total expenses	$3,877,270	$83,933	$267,083	$346,448
Less expenses waived or reimbursed	0	(69,708)	(51,604)	(95,247)
Total net expenses	$3,877,270	$14,225	$215,479	$251,201

NET INVESTMENT INCOME (LOSS)	$(890,861)	$161,637	$31,581	$1,032,439

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$30,693,388	$46,197	$3,215,929	$307,231
Net change in unrealized appreciation (depreciation) of investments	22,445,901	593,664	(412,918)	(1,065,669)
Net realized and unrealized gain (loss) on investments	$53,139,289	$639,861	$2,803,011	$(758,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,248,428	$801,498	$2,834,592	$274,001

[1]	Only the High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the six months ended June 28, 2013 (unaudited)

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(890,861)	$161,637	$31,581	$1,032,439
Net realized gain (loss) on investments	30,693,388	46,197	3,215,929	307,231
Net change in unrealized appreciation (depreciation) on investments	22,445,901	593,664	(412,918)	(1,065,669)
Net increase (decrease) in net assets resulting from operations	$52,248,428	$801,498	$2,834,592	$274,001

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(161,637)	$0	$(827,700)
Net investment income - Class C1	-	-	-	(204,739)
Total distributions	$0	$(161,637)	$0	$(1,032,439)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$81,970,230	$5,278,780	$1,235,665	$2,361,059
Proceeds from sale of shares - Class C1	-	-	-	307,966
Proceeds from reinvested dividends - Class A	0	148,028	0	613,127
Proceeds from reinvested dividends - Class C1	-	-	-	123,291
Cost of shares redeemed - Class A	(75,239,526)	(608,035)	(2,090,184)	(2,615,267)
Cost of shares redeemed - Class C1	-	-	-	(689,104)
Net increase (decrease) in net assets resulting from capital share transactions	$6,730,704	$4,818,773	$(854,519)	$101,072

TOTAL INCREASE (DECREASE) IN NET ASSETS	$58,979,132	$5,458,634	$1,980,073	$(657,366)
NET ASSETS, BEGINNING OF PERIOD	497,205,533	6,588,966	27,586,456	37,928,926
NET ASSETS, END OF PERIOD	$556,184,665	$12,047,600	$29,566,529	$37,271,560

Accumulated undistributed net investment income	$0	$0	$31,581	$0

[1]	Only the High Income Fund currently offers Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the period ended December 31, 2012*

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,921,609)	$102,026	$7,130	$2,000,358
Net realized gain (loss) on investments	(19,475,403)	(4,417)	4,130,319	489,030
Net change in unrealized appreciation (depreciation) on investments	17,100,000	(17,776)	(648,000)	1,786,532
Net increase (decrease) in net assets resulting from operations	$(4,297,012)	$79,833	$3,489,449	$4,275,920

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(102,026)	$(7,102)	$(1,495,709)
Net investment income - Class C1	-	-	-	(504,649)
Net realized gain on investments - Class A	0	(21,418)	0	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$0	$(123,444)	$(7,102)	$(2,000,358)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$166,789,938	$7,180,850	$2,643,634	$10,457,490
Proceeds from sale of shares - Class C1	-	-	-	243,869
Proceeds from reinvested dividends - Class A	0	111,543	6,721	1,087,905
Proceeds from reinvested dividends - Class C1	-	-	-	299,282
Cost of shares redeemed - Class A	(129,994,548)	(659,816)	(5,403,643)	(3,364,797)
Cost of shares redeemed - Class C1	-	-	-	(2,042,450)
Net increase (decrease) in net assets resulting from capital share transactions	$36,795,390	$6,632,577	$(2,753,288)	$6,681,299

TOTAL INCREASE (DECREASE) IN NET ASSETS	$32,498,378	$6,588,966	$729,059	$8,956,861
NET ASSETS, BEGINNING OF PERIOD	464,707,155	0	26,857,397	28,972,065
NET ASSETS, END OF PERIOD	$497,205,533	$6,588,966	$27,586,456	$37,928,926

Accumulated undistributed net investment income	$0	$0	$27	$0

[1]	Only the High Income Fund currently offers Class C shares.

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, since commencement of operations on May 1, 2012.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2009.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of June 28, 2013:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$22,236,850	$0	$0	$22,236,850
	Common Stock	544,329,529	0	0	544,329,529
	Total	$566,566,379	$0	$0	$566,566,379

Dividend Harvest Fund	Short Term Securities	$404,761	$0	$0	$404,761
	Common Stock	11,484,157	0	0	11,484,157
	Total	$11,888,918	$0	$0	$11,888,918

Growth & Income Fund	Short Term Securities	$1,922,588	$0	$0	$1,922,588
	Common Stock	27,620,096	0	0	27,620,096
	Total	$29,542,684	$0	$0	$29,542,684

High Income Fund	Short Term Securities	$1,453,974	$0	$0	$1,453,974
	Escrow Rights	0	7,175	0	7,175
	Corporate Bonds	0	35,413,366	0	35,413,366
	Total	$1,453,974	$35,420,541	$0	$36,874,515

See Schedules of Investments for a list of holdings. The Funds did not hold any Level 3 assets during the six months ended June 28, 2013. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 28, 2013. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended June 28, 2013.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 28, 2013, were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$282,371,451	$6,344,656	$15,954,662	$8,109,190
Sales	$271,620,874	$1,727,878	$17,922,791	$5,917,796

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 6/28/13:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A	High Income Fund Class C
Shares sold	13,624,775	478,114	26,414	292,951	38,068
Shares issued on reinvestment of dividends	0	13,426	0	76,394	15,324
Shares redeemed	(12,525,773)	(56,146)	(44,977)	(324,979)	(85,372)
Net increase (decrease)	1,099,002	435,394	(18,563)	44,366	(31,980)

Period Ended 12/31/12*:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund Class A	High Income Fund Class C
Shares sold	30,543,822	710,142	64,423	1,344,387	31,169
Shares issued on reinvestment of dividends	0	11,039	159	139,974	38,502
Shares redeemed	(24,621,170)	(64,492)	(132,995)	(432,837)	(263,180)
Net increase (decrease)	5,922,652	656,689	(68,413)	1,051,524	(193,509)

*	For WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund, year ended. For Dividend Harvest Fund, since commencement of operations on May 1, 2012.

NOTE 6: Income Tax Information

At December 31, 2012, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$489,238,918	$6,672,379	$24,510,994	$35,620,491
Unrealized appreciation	43,348,942	136,212	3,585,284	2,180,571
Unrealized depreciation	(35,498,136)	(154,699)	(410,369)	(257,817)
Net unrealized appreciation (depreciation)*	$7,850,806	($18,487)	$3,174,915	$1,922,754

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

	WB/MNA Stock Fund		Dividend Harvest Fund	Growth & Income Fund		High Income Fund
	Year	Year	Period	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/30/11	12/31/12	12/31/12	12/30/11	12/31/12	12/30/11
Ordinary income	$0	$0	$102,026	$7,102	$132,795	$2,000,358	$1,976,007
Realized gain on investments	0	0	21,418	0	0	0	0
Total	$0	$0	$123,444	$7,102	$132,795	$2,000,358	$1,976,007

As of December 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$0	$0	$27	$0
Accumulated capital and other losses	(17,604,381)	0	(1,031,623)	(47,281,509)
Unrealized appreciation/(depreciation)*	7,850,806	(18,487)	3,174,915	1,922,754
Total accumulated earnings/(deficit)	($9,753,575)	($18,487)	$2,143,319	($45,358,755)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2012 are as follows:

	WB/MNAS Stock Fund	Growth & Income Fund	High Income Fund
Expires in 2016	$0	$0	$31,094,157
Expires in 2017	$2,145	$0	$14,842,642
Expires in 2018	$0	$1,031,623	$794,228
Non-expiring short-term losses	$8,161,704	$0	$0
Non-expiring long-term losses	$9,440,532	$0	$550,482
Total Capital Loss Carryforwards	$17,604,381	$1,031,623	$47,281,509

For the year ended December 31, 2012, the Growth & Income Fund and High Income Fund utilized capital loss carryforwards of $3,980,252, and $239,144, respectively.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended December 31, 2012, the Dividend Harvest Fund deferred to January 1, 2013, post-October capital losses of $25,124. WB/MNA Stock Fund reclassified $1,921,609 of net investment loss against paid-in capital on the statement of assets and liabilities.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, for WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.15%, 1.60%, 1.15%, and 1.90%, respectively, through April 30, 2013 and 1.45%, 1.15%, 1.25%, 1.15%, and 1.90%, respectively, for the period May 1, 2013 through April 30, 2014. After April 30, 2014, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.32% of average daily net assets for the six months ended June 28, 2013. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Six Months Ended 6/28/13	Payable 6/28/13
WB/MNA Stock Fund	$1,361,417	$219,771
Dividend Harvest Fund	$376*	$1,094*
Growth & Income Fund	$142,255*	$21,795*
High Income Fund	$141,343*	$21,444*

*	After waivers and reimbursements of $31,205 and $1,497, respectively, for Dividend Harvest Fund; after waivers of $3,028 for Growth & Income Fund; after waivers of $21,002 for High Income Fund.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 6/28/13			Payable 6/28/13
	Sales		Distribution	Sales		Distribution
	Charges	CDSC	Fees	Charges	CDSC	Fees
WB/MNA Stock Fund	$2,582,311	$0	$1,361,417	$55,105	$0	$219,771
Dividend Harvest Fund	$127,187	$0	$0*	$3,114	$0	$0*
Growth & Income Fund	$19,031	$0	$18,160*	$0	$0	$2,913*
High Income Fund - A	$53,598	$199	$37,094	$3	$0	$5,730
High Income Fund - C	$0	$0	$42,406	$0	$0	$6,486

*	After waivers and reimbursements of $11,026 for Dividend Harvest Fund and $18,161 for Growth and Income Fund.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 6/28/13				Payable 6/28/13
	Transfer	Transfer	Admin.	Admin.	Transfer	Admin.
	Agency	Agency	Service	Service	Agency	Service
	Fees*	Fees Waived	Fees*	Fees Waived	Fees*	Fees*
WB/MNA Stock Fund	$541,276	$0	$375,724	$0	$164,422	$60,562
Dividend Harvest Fund	$915	$7,939	$0	$18,041	$584	$0
Growth & Income Fund	$19,946	$13,663	$15,453	$16,753	$5,758	$0
High Income Fund	$3,446	$29,706	$0	$44,539	$2,345	$0
*

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/28/13*	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$5.43	$5.42	$5.16	$3.50	$2.94	$3.66

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	$(0.02)	$(0.03)	$0.00	$0.01	$0.01
Net realized and unrealized gain (loss) on investments[3]	0.58	0.03	0.29	1.66	0.56	(0.72)
Total from investment operations	$0.57	$0.01	$0.26	$1.66	$0.57	$(0.71)

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$0.00	$(0.01)	$(0.01)
Total distributions	$0.00	$0.00	$0.00	$0.00	$(0.01)	$(0.01)

NET ASSET VALUE, END OF PERIOD	$6.00	$5.43	$5.42	$5.16	$3.50	$2.94

Total Return (excludes any applicable sales charge)	10.50%^	0.19%	5.04%	47.43%	19.31%	(19.36%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$556,185	$497,206	$464,707	$63,436	$1,280	$1,069
Ratio of expenses to average net assets after waivers[1,2]	1.42%#	1.42%	1.42%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.42%#	1.42%	1.43%	2.03%	8.90%	6.93%
Ratio of net investment income (loss) to average net assets[1,2]	(0.33%)#	(0.39%)	(0.76%)	(0.67%)	0.24%	0.13%
Portfolio turnover rate	52.30%	77.33%	50.94%	35.44%	165.30%	151.02%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

*	Unaudited

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/28/13*	Period From 5/1/12 to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.22
Net realized and unrealized gain (loss) on investments[3]	1.00	0.06
Total from investment operations	$1.18	$0.28

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.22)
Distributions from net realized gains	0.00	(0.03)
Total distributions	$(0.18)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$11.03	$10.03

Total Return (excludes any applicable sales charge)	11.74%^	2.86%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,048	$6,589
Ratio of expenses to average net assets after waivers[1,2]	0.32%#	0.24%#
Ratio of expenses to average net assets before waivers[2]	1.90%#	2.70%#
Ratio of net investment income to average net assets[1,2]	3.66%#	4.19%#
Portfolio turnover rate	20.03%	44.50%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

*	Unaudited

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/28/13*	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$42.80	$37.67	$37.10	$31.89	$28.40	$39.19

Income (loss) from investment operations:
Net investment income (loss)	$0.05	$0.01	$(0.15)	$0.27	$0.36	$0.14
Net realized and unrealized gain (loss) on investments[3]	4.38	5.13	0.90	5.21	3.49	(10.75)
Total from investment operations	$4.43	$5.14	$0.75	$5.48	$3.85	$(10.61)

Less Distributions:
Dividends from net investment income	$0.00	$(0.01)	$(0.18)	$(0.27)	$(0.36)	$(0.15)
Returns of capital	0.00	0.00	0.00	0.00	0.00	(0.03)
Total distributions	$0.00	$(0.01)	$(0.18)	$(0.27)	$(0.36)	$(0.18)

NET ASSET VALUE, END OF PERIOD	$47.23	$42.80	$37.67	$37.10	$31.89	$28.40

Total Return (excludes any applicable sales charge)	10.35%^	13.65%	2.03%	17.19%	13.54%	(27.06%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$29,567	$27,586	$26,857	$28,633	$28,078	$27,472
Ratio of expenses to average net assets after waivers[1,2]	1.48%#	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.84%#	1.83%	1.88%	2.00%	2.09%	2.22%
Ratio of net investment income (loss) to average net assets[1,2]	0.22%#	0.03%	(0.37%)	0.78%	1.17%	0.40%
Portfolio turnover rate	58.56%	85.81%	41.82%	112.99%	120.02%	158.65%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

*	Unaudited

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/28/13*	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$7.98	$7.44	$7.61	$7.21	$5.05	$8.43

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.49	$0.50	$0.53	$0.52	$0.56
Net realized and unrealized gain (loss) on investments[3]	(0.16)	0.54	(0.17)	0.40	2.16	(3.31)
Total from investment operations	$0.06	$1.03	$0.33	$0.93	$2.68	$(2.75)

Less Distributions:
Dividends from net investment income	$(0.22)	$(0.49)	$(0.50)	$(0.53)	$(0.52)	$(0.56)
Returns of capital	0.00	0.00	0.00	0.00	0.00	(0.07)
Total distributions	$(0.22)	$(0.49)	$(0.50)	$(0.53)	$(0.52)	$(0.63)

NET ASSET VALUE, END OF PERIOD	$7.82	$7.98	$7.44	$7.61	$7.21	$5.05

Total Return (excludes any applicable sales charge)	0.74%^	14.22%	4.36%	13.39%	55.56%	(34.24%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$29,051	$29,286	$19,473	$23,316	$27,746	$24,101
Ratio of expenses to average net assets after waivers[1,2]	1.15%#	1.28%	1.60%	1.60%	1.60%	1.67%
Ratio of expenses to average net assets before waivers[2]	1.65%#	1.66%	1.74%	1.83%	1.93%	1.88%
Ratio of net investment income to average net assets[1,2]	5.58%#	6.32%	6.54%	7.22%	8.64%	7.74%
Portfolio turnover rate	16.61%	39.98%	38.35%	58.47%	56.76%	85.86%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

*	Unaudited

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/28/13*	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
NET ASSET VALUE, BEGINNING OF PERIOD	$8.00	$7.46	$7.62	$7.23	$5.06	$8.45

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.43	$0.44	$0.48	$0.48	$0.51
Net realized and unrealized gain (loss) on investments[3]	(0.16)	0.54	(0.16)	0.39	2.17	(3.33)
Total from investment operations	$0.03	$0.97	$0.28	$0.87	$2.65	$(2.82)

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.43)	$(0.44)	$(0.48)	$(0.48)	$(0.51)
Returns of capital	0.00	0.00	0.00	0.00	0.00	(0.06)
Total distributions	$(0.19)	$(0.43)	$(0.44)	$(0.48)	$(0.48)	$(0.57)

NET ASSET VALUE, END OF PERIOD	$7.84	$8.00	$7.46	$7.62	$7.23	$5.06

Total Return (excludes any applicable sales charge)	0.37%^	13.35%	3.73%	12.39%	54.57%	(34.77%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$8,220	$8,643	$9,499	$12,744	$15,430	$12,563
Ratio of expenses to average net assets after waivers[1,2]	1.90%#	2.06%	2.35%	2.35%	2.35%	2.42%
Ratio of expenses to average net assets before waivers[2]	2.40%#	2.41%	2.49%	2.58%	2.68%	2.63%
Ratio of net investment income to average net assets[1,2]	4.83%#	5.57%	5.78%	6.46%	7.85%	7.03%
Portfolio turnover rate	16.61%	39.98%	38.35%	58.47%	56.76%	85.86%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized

*	Unaudited

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/12	Ending Account Value 6/28/13	Expenses Paid During Period*	Annualized Expense Ratio

Williston Basin/Mid-North America Stock Fund
Actual	$1,000.00	$1,104.97	$7.41	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.48	$7.10	1.42%

Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,117.36	$1.69	0.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.93	$1.61	0.32%

Integrity Growth & Income Fund
Actual	$1,000.00	$1,103.50	$7.71	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$7.40	1.48%

Integrity High Income Fund
Actual - Class A	$1,000.00	$1,007.38	$5.71	1.15%
Actual - Class C	$1,000.00	$1,003.70	$9.41	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,018.83	$5.74	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.13	$9.47	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the one-half year period, and divided by the total number of days in the fiscal year (to reflect the one-half year period).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX)

Integrity Dividend Harvest Fund (IDIVX)

Integrity Growth & Income Fund (IGIAX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX/IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

August 30, 2013

By: /s/ Adam Forthun
Adam Forthun
Treasurer

August 30, 2013